Exhibit 99.1

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS REPORTS EPS GROWTH OF 29% FOR THE FOURTH QUARTER

AND 14% FOR THE FULL YEAR

Provides 2012 Guidance of 10% to 12% EPS Growth

COLUMBUS, Ga., January 24, 2012 — TSYS today reported results for the fourth quarter and full year with basic earnings per share from continuing operations at $0.31 for the quarter, an increase of 29.4%, and $1.15 for the full year, an increase of 14.4% over 2010. Total revenues for the quarter were $472.2 million, an increase of 7.3%, and $1,809.0 million for the year, an increase of 5.3%. Revenues before reimbursable items were $407.7 million and $1,540.7 million, an increase of 9.1% and 6.8%, respectively, for the quarter and the year.

“We are pleased to report that we met or exceeded the high end of our guidance for 2011. Our 2011 results reflect continued strong same client transaction growth of 11.2% in our card issuer processing. The driving forces behind our results were consolidated organic revenue growth of 4.7% for the year, combined with acquisitions in the acquiring space, which added 2.9% to our growth in revenues before reimbursable items,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“During the fourth quarter, we purchased 2.4 million shares of our stock in the open market for $47.7 million, which brought our full year repurchase totals to 6.6 million shares for $120.6 million. All shares were purchased at values that we believe were attractive. We continue to pursue acquisitions that meet our strategy of being the leading global payment solutions provider. During the year, we deployed approximately $335 million of capital for share repurchases and acquisitions as we continue to aggressively invest in our future and add shareholder value. We were also pleased to announce a 42.9% increase in our quarterly dividends and a total shareholder return of 29.2% for 2011. We continue to believe TSYS will have good growth in 2012, resulting in our guidance of double digit growth in earnings per share and a solid top line revenue increase,” said Tomlinson.

	2012 Guidance
	Range
	(in millions, except per share amounts)			Percent Change
Total revenues	$1,809	to	$1,845	0%	to	2%
Revenues before reimbursable items	$1,569	to	$1,624	2%	to	5%
Income from continuing operations	$238	to	$243	8%	to	10%
EPS from continuing operations available to TSYS common shareholders	$1.26	to	$1.28	10%	to	12%

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 24. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release contains the non-GAAP financial measures of revenues and basic EPS excluding revenues from termination fees and revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 10 and 11 of this release.

About TSYS

TSYS (NYSE: TSS) is reshaping a new era in digital commerce, connecting consumers, merchants, financial institutions, businesses and governments. Through unmatched customer service and industry insight, TSYS creates a better experience for buyers and sellers, supporting cross-border payments in more than 85 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare, installments, money transfer and more, TSYS makes it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks. For more information, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ belief that it will continue to exhibit strong growth in 2012 and TSYS’ earnings guidance for 2012 total revenues, revenues before reimbursable items, income from continuing operations and EPS from continuing operations, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: continued consolidation and turmoil in the financial services and other industries during 2012, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; TSYS is unable to control expenses and increase market share both domestically and internationally; TSYS is unable to manage the impact of slowing economic conditions and consumer spending; the material breach of security of any of TSYS’ systems; the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; the deconversion of a significant client; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on TSYS and on our clients; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Fourth Quarter 2011 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Total revenues	$472,234	439,991	7.3%	$1,808,966	1,717,577	5.3%
Cost of services	322,946	311,901	3.5	1,257,970	1,201,012	4.7
Selling, general and administrative expenses	59,570	57,116	4.3	228,540	207,136	10.3

Operating income	89,718	70,974	26.4	322,456	309,429	4.2
Nonoperating expenses	(541)	(215)	nm	(5,905)	(1,617)	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	89,177	70,759	26.0	316,551	307,812	2.8
Income taxes	29,497	21,840	35.1	102,597	106,088	(3.3)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	59,680	48,919	22.0	213,954	201,724	6.1
Equity in income of equity investments	1,234	2,780	(55.6)	8,708	7,142	21.9

Income from continuing operations, net of tax	60,914	51,699	17.8	222,662	208,866	6.6
Loss from discontinued operations, net of tax	—	(82)	100.0	—	(3,245)	100.0

Net income	60,914	51,617	18.0	222,662	205,621	8.3
Net income attributable to noncontrolling interests	(1,040)	(4,444)	76.6	(2,103)	(11,674)	82.0

Net income attributable to TSYS common shareholders	$59,874	47,173	26.9%	$220,559	193,947	13.7%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.31	0.24	29.4%	$1.15	1.00	14.4%

Loss from discontinued operations to TSYS common shareholders*	—	(0.00)	nm	—	(0.02)	nm

Net income attributable to TSYS common shareholders*	$0.31	0.24	29.7%	$1.15	0.99	16.3%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.31	0.24	29.2%	$1.15	1.00	14.3%

Loss from discontinued operations to TSYS common shareholders*	—	(0.00)	nm	—	(0.02)	nm

Net income attributable to TSYS common shareholders*	$0.31	0.24	29.4%	$1.15	0.99	16.2%

Dividends declared per share	$0.10	0.07		$0.31	0.28

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$59,874	47,255	26.7%	$220,559	197,192	11.8%
(Loss) income from discontinued operations, net of tax	—	(82)	100.0	—	(3,245)	100.0

Net income	$59,874	47,173	26.9%	$220,559	193,947	13.7%

nm = not meaningful

*	Basic and diluted EPS amounts for continuing operations and net income do not total due to rounding.

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TSYS Announces Fourth Quarter 2011 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic Earnings per share:
Net income	$59,874		47,173		$220,559		193,947
Less income allocated to nonvested awards	(213)	213	(221)	221	(805)	805	(959)	959

Net income allocated to common stock for EPS calculation (a)	$59,661	213	46,952	221	$219,754	805	192,988	959

Average common shares outstanding (b)	189,506	684	193,352	914	191,239	707	195,378	975

Average common shares and participating securities	190,190		194,266		191,946		196,353

Basic Earnings per share (a)/(b)	$0.31	0.31	0.24	0.24	$1.15	1.14	0.99	0.98

Diluted Earnings per share:
Net income	$59,874		47,173		$220,559		193,947
Less income allocated to nonvested awards	(212)	212	(221)	221	(804)	804	(959)	959

Net income allocated to common stock for EPS calculation (c)	$59,662	212	46,952	221	$219,755	804	192,988	959

Average common shares outstanding	189,506	684	193,352	914	191,239	707	195,378	975
Increase due to assumed issuance of shares related to common equivalent shares outstanding	517		214		345		193

Average common and common equivalent shares outstanding (d)	190,023	684	193,566	914	191,584	707	195,571	975

Average common and common equivalent shares and participating securities	190,707		194,480		192,291		196,546

Diluted Earnings per share (c)/(d)	$0.31	0.31	0.24	0.24	$1.15	1.14	0.99	0.98

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TSYS Announces Fourth Quarter 2011 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2011	2010	$	%	2011	2010	$	%
Revenues before reimbursable items
North America Services	$209,618	198,742	10,876	5.5%	809,069	809,012	57	0.0%
International Services	102,792	88,547	14,245	16.1%	380,129	321,846	58,283	18.1%
Merchant Services	100,379	93,482	6,897	7.4%	373,159	337,178	35,981	10.7%
Intersegment revenues	(5,106)	(6,927)	1,821	26.3%	(21,659)	(25,600)	3,941	15.4%

Revenues before reimbursable items from external customers	$407,683	373,844	33,839	9.1%	1,540,698	1,442,436	98,262	6.8%

Total revenues
North America Services	$246,190	233,960	12,230	5.2%	954,550	956,546	(1,996)	(0.2)%
International Services	106,560	92,248	14,312	15.5%	394,831	334,954	59,877	17.9%
Merchant Services	126,224	122,519	3,705	3.0%	487,997	458,921	29,076	6.3%
Intersegment revenues	(6,740)	(8,736)	1,996	22.8%	(28,412)	(32,844)	4,432	13.5%

Revenues from external customers	$472,234	439,991	32,243	7.3%	1,808,966	1,717,577	91,389	5.3%

Depreciation and amortization
North America Services	$18,767	20,017	(1,250)	(6.2)%	78,155	78,834	(679)	(0.9)%
International Services	15,373	13,457	1,916	14.2%	51,888	40,792	11,096	27.2%
Merchant Services	8,893	9,782	(889)	(9.1)%	36,124	40,298	(4,174)	(10.4)%
Corporate Admin	729	748	(19)	(2.5)%	2,998	3,003	(5)	(0.2)%

Total depreciation and amortization	$43,762	44,004	(242)	(0.5)%	169,165	162,927	6,238	3.8%

Segment operating income
North America Services	$66,560	56,339	10,221	18.1%	253,844	244,989	8,855	3.6%
International Services	11,983	7,429	4,554	61.3%	41,408	42,689	(1,281)	(3.0)%
Merchant Services	32,958	29,782	3,176	10.7%	112,986	102,444	10,542	10.3%
Corporate Admin	(21,783)	(22,576)	793	3.5%	(85,782)	(80,693)	(5,089)	(6.3)%

Operating income	$89,718	70,974	18,744	26.4%	322,456	309,429	13,027	4.2%

Other:
Reimbursable items:
North America Services	$36,573	35,219	1,354	3.8%	145,481	147,534	(2,053)	(1.4)%
International Services	3,768	3,701	67	1.8%	14,702	13,108	1,594	12.2%
Merchant Services	25,845	29,036	(3,191)	(11.0)%	114,838	121,743	(6,905)	(5.7)%
Intersegment revenues	(1,635)	(1,809)	174	9.6%	(6,753)	(7,244)	491	6.8%

Reimbursable items	$64,551	66,147	(1,596)	(2.4)%	268,268	275,141	(6,873)	(2.5)%

Volumes:
FTEs (continuing operations)
North America Services					4,318	4,297	21	0.5%
International Services					2,376	2,043	333	16.3%
Merchant Services					1,158	1,115	43	3.9%
Corporate Admin					397	334	63	18.9%

FTEs					8,249	7,789	460	5.9%

					At		Change
					12/31/2011	12/31/2010	$	%
Total assets (in thousands)
North America Services					1,621,664	1,632,882	(11,218)	(0.7)%
International Services					433,203	408,880	24,323	5.9%
Merchant Services					487,858	460,750	27,108	5.9%
Intersegment assets					(684,333)	(550,251)	(134,082)	(24.4)%

Total assets					1,858,392	1,952,261	(93,869)	(4.8)%

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2011	2010	Inc(Dec)%		2011	2010	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					351.4	296.7	54.7	18.5%
Transactions (in millions)	1,966.5	1,730.6	235.9	13.6%	7,261.2	6,410.8	850.3	13.3%
International Segment:
AOF (in millions)					52.8	46.3	6.5	14.0%
Transactions (in millions)	399.5	357.6	41.9	11.7%	1,426.6	1,259.6	167.0	13.3%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,216.4	1,235.7	(19.3)	(1.6)%	4,955.5	5,315.4	(359.9)	(6.8)%

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TSYS Announces Fourth Quarter 2011 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Dec 31, 2011	Dec 31, 2010
Assets
Current assets:
Cash and cash equivalents	$316,337	394,795
Restricted cash	—	434
Accounts receivable, net	248,541	237,646
Deferred income tax assets	12,872	11,090
Prepaid expenses and other current assets	72,431	77,848

Total current assets	650,181	721,813
Property and equipment, net	266,608	300,102
Computer software, net	215,244	246,424
Contract acquisition costs, net	162,987	166,251
Goodwill	355,498	320,399
Equity investments, net	82,924	77,127
Other intangible assets, net	81,250	83,118
Deferred income tax assets, net	4,069	2,704
Other assets	39,631	34,323

Total assets	$1,858,392	1,952,261

Liabilities
Current liabilities:
Current portion of notes payable	$181,251	39,557
Accrued salaries and employee benefits	33,004	27,414
Accounts payable	26,095	36,068
Current portion of obligations under capital leases	14,363	13,191
Other current liabilities	125,863	111,040

Total current liabilities	380,576	227,270
Notes payable, excluding current portion	39,104	194,703
Deferred income tax liabilities	32,889	42,547
Obligations under capital leases, excluding current portion	24,489	30,573
Other long-term liabilities	60,325	53,363

Total liabilities	537,383	548,456

Redeemable noncontrolling interest	—	146,000

Equity
Shareholders’ equity:
Common stock	20,186	20,133
Additional paid-in capital	125,976	119,722
Accumulated other comprehensive income, net	(473)	(2,585)
Treasury stock	(225,034)	(115,449)
Retained earnings	1,380,634	1,219,303

Total shareholders’ equity	1,301,289	1,241,124

Noncontrolling interests in consolidated subsidiaries	19,720	16,681

Total equity	1,321,009	1,257,805

Total liabilities and equity	$1,858,392	1,952,261

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TSYS Announces Fourth Quarter 2011 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$222,662	205,621
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(8,708)	(7,142)
Dividends received from equity investments	6,835	6,572
Net loss (gain) on currency translation adjustments	3,091	162
Depreciation and amortization	169,165	163,111
Amortization of debt issuance costs	160	154
Share-based compensation	16,477	15,832
Excess tax expense (benefit) from share-based payment arrangements	149	(111)
Asset impairments	799	—
Provisions for (recoveries of) bad debt expense and billing adjustments	1,552	(798)
Charges for transaction processing provisions	4,750	3,891
Deferred income tax expense (benefit)	6,565	(4,388)
(Gain) loss on disposal of equipment, net	(1,159)	145
Loss on disposal of subsidiary	—	1,591
Changes in operating assets and liabilities:
Accounts receivable	(7,044)	(7,138)
Prepaid expenses, other current assets and other long-term assets	23,099	(1,495)
Accounts payable	(15,512)	13,916
Accrued salaries and employee benefits	4,492	(21,965)
Other current liabilities and other long-term liabilities	8,400	21,202

Net cash provided by operating activities	435,773	389,160

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(26,938)	(46,547)
Additions to licensed computer software from vendors	(19,502)	(69,826)
Additions to internally developed computer software	(17,882)	(25,466)
Proceeds from sale of tradename	4,500	—
Proceeds from disposition, net of expenses paid and cash disposed	—	4,265
Cash used in acquisitions, net of cash acquired	(47,909)	(148,531)
Purchase of private equity investments	(1,573)	—
Dividends received from equity investments as a return of capital	—	68
Subsidiary repurchase of noncontrolling interest	(494)	—
Additions to contract acquisition costs	(31,622)	(75,669)

Net cash used in investing activities	(141,420)	(361,706)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(28,892)	(11,741)
Proceeds from borrowings of long-term debt	—	39,757
Proceeds from exercise of stock options	8,065	543
Excess tax expense (benefit) from share-based payment arrangements	(149)	111
Repurchase of common stock	(121,099)	(46,228)
Purchase of noncontrolling interests	(174,050)	—
Subsidiary dividends paid to noncontrolling shareholders	(433)	(9,031)
Dividends paid on common stock	(53,949)	(55,087)

Net cash used in financing activities	(370,507)	(81,676)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(2,304)	(938)

Net increase (decrease) in cash and cash equivalents	(78,458)	(55,160)
Cash and cash equivalents at beginning of period	394,795	449,955

Cash and cash equivalents at end of period	$316,337	394,795

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TSYS Announces Fourth Quarter 2011 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	Dec 2011	Dec 2010	% Change
Consumer Credit	195.0	179.4	8.7
Government Services	29.7	28.1	5.7
Retail	24.6	24.2	1.4

Total Consumer	249.3	231.7	7.6
Commercial	61.9	49.7	24.4
Other	7.9	6.2	28.3

Subtotal	319.1	287.6	10.9
Prepaid/Stored Value	85.1	55.3	53.9

Total AOF	404.2	342.9	17.9

Growth in Accounts on File (in millions):

	Dec 2010 to Dec 2011	Dec 2009 to Dec 2010
Beginning balance	342.9	344.8
Change in accounts on file due to:
Internal growth of existing clients	33.9	22.4
New clients	43.4	30.8
Purges/Sales	(15.3)	(39.3)
Deconversions	(0.7)	(15.8)

Ending balance	404.2	342.9

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TSYS Announces Fourth Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2011 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 4.3% as compared to a reported GAAP increase of 5.3%. The schedule below also provides a reconciliation of revenues and basic EPS excluding revenues from termination fees.

The non-GAAP financial measures of constant currency and revenues and basic EPS excluding revenues from termination fees, with respect to year-to-date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended Dec 31,			Twelve Months Ended Dec 31,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Consolidated
Constant currency (1)	$472,017	439,991	7.3%	$1,791,670	1,717,577	4.3%
Foreign currency (2)	217	—		17,296	—

Total revenues	$472,234	439,991	7.3%	$1,808,966	1,717,577	5.3%

Constant currency (1)	$89,630	70,974	26.3%	$321,315	309,429	3.8%
Foreign currency (2)	88	—		1,141	—

Operating income	$89,718	70,974	26.4%	$322,456	309,429	4.2%

International Services
Constant currency (1)	$106,465	92,248	15.4%
Foreign currency (2)	95	—

Total revenues	$106,560	92,248	15.5%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenue and BASIC EPS Excluding Termination Fees

(unaudited)

(in thousands, except per share data)

	Twelve Months Ended Dec 31,
			Percent
	2011	2010	Change
Consolidated
Total Revenues	$1,808,966	1,717,577	5.3%
Less:
Termination Fees	—	32,667

Total revenues excluding termination fees	$1,808,966	1,684,910	7.4%

Net income attributable to TSYS common shareholders	$220,559	193,947	13.7%
Less:
Termination Fees, net of tax	—	21,011

Net Income excluding termination fees, net of tax, attributable to TSYS common shareholders	$220,559	172,936	27.5%

Average common shares and participating securities	191,946	196,353

BASIC EPS - Net income attributable to TSYS common shareholders	$1.15	0.99	16.3%
Less:
Termination Fees, net of tax	—	0.11

BASIC EPS - Net Income excluding termination fees, net of tax, attributable to TSYS common shareholders	$1.15	0.88	30.5%

Note: Earnings per share may not foot due to rounding.

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